EXHIBIT 32.1 - CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
               TO RULE 13a-14(b)
______________________________________________________________________________


In connection with the Annual Report of Gallery of History, Inc.
(the "Company") on Form 10-K for the fiscal year ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd Axelrod, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.  The Report fully complies with the requirements of Section 13(a) or
    Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Todd Axelrod
________________
Todd Axelrod
Chief Executive Officer

December 22, 2009